UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2010
Date of Report (Date of earliest event reported)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Knightsbridge London, England UK	SW1X 7JF
(Address of principal executive offices)	(Zip Code)

44-207-590-9630
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Ontario Share Exchange Agreement

Effective July 15, 2010, the Board of Directors of Fox Petroleum, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) authorized the execution of that certain share exchange agreement dated July 15, 2010 (the “Ontario Share Exchange Agreement”) among the Company, 1536692 Ontario Inc., a private corporation duly registered under the laws of the Province of Ontario, Canada (“Ontario”) and the shareholders of Ontario (the “Ontario Shareholders”). In accordance with the terms and provisions of the Ontario Share Exchange Agreement: (i) the Ontario Shareholders tendered all of their shares held of record, which constituted one hunred percent (100%) of the total issued and outstanding shares of Ontario, to the Company; and (ii) the Company issued to the Ontario Shareholders 1,750,000 shares of its restricted common stock. Ontario is the owner of a scrap plastic processing plant with certain equipment, fixtures and improvements and assets located in Hamilton, Ontario, Canada. Ontario is a wholly-owned subsidiary of the Company as a result of the Ontario Share Exchange Agreement.

Resource Share Exchange Agreement

Effective July 15, 2010, the Board of Directors of the Company further authorized the execution of that certain share exchange agreement dated July 15, 2010 (the “Resource Share Exchange Agreement”) among the Company, Resource Polymers Inc., a private corporation duly registered under the laws of the Province of Ontario, Canada (“Resource”) and the shareholders ofResource (the “Resource Shareholders”). In accordance with the terms and provisions of the Resource Share Exchange Agreement: (i) the Resource Shareholders tendered all of their shares held of record, which constituted one hunred percent (100%) of the total issued and outstanding shares of Resource, to the Company; and (ii) the Company issued to the Resource Shareholders 1,750,000 shares of its restricted common stock. Resource is also the owner of a scrap plastic processing plant with certain equipment, fixtures and improvements and assets located in Hamilton, Ontario, Canada. Resource is a wholly-owned subsidiary of the Company as a result of the Ontario Share Exchange Agreement.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEIM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 Share Exchange Agreement dated July 15, 2010 among Fox Petroleum Inc., Resource Polymers Inc. and the shareholders of Resource Polymer Inc.

10.2 Share Exchange Agreement dated July 15, 2010 among Fox Petroleum Inc., 1536692 Ontario Inc. and the shareholders of 1536692 Ontario Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.
DATE: July 16, 2010	/s/ William Lieberman Name: William Lieberman Title: President/Chief Executive Officer